                                SCHEDULE 14A
                                (RULE 14a-101)
                     INFORMATION REQUIRED IN PROXY STATEMENT


                             SCHEDULE 14A INFORMATION
                PROXY STATEMENT PURSUANT TO SECTION 14(a) OF THE
                          SECURITIES EXCHANGE ACT OF 1934


Filed by the registrant                        |X|
Filed by a party other than the registrant     | |

Check the appropriate box:

|X| Preliminary proxy       | | Confidential, for Use of the Commission Only,
    statement                   (as permitted by Rule 14a-6(e)(2))

| | Definitive proxy statement

| |Definitive additional materials

| | Soliciting material pursuant to Rule 14a-11(c) or Rule 14a-12


                             APPLIED CAPITAL FUNDING, INC.
                      (Name of Registrant as Specified In Its Charter)

                             APPLIED CAPITAL FUNDING, INC.
                        (Name of Person(s) Filing Proxy Statement)


Payment of filing fee (Check the appropriate box):

|X| No fee required.

| | Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and 0-11:

     (1)   Title of each class of securities to which transaction applies: N.A.

     (2)   Aggregate number of securities to which transaction applies: N.A.

     (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11: N.A.

     (4)   Proposed maximum aggregate value of transaction: N.A.

     (5)   Total fee paid: N.A.

| | Fee paid previously with preliminary materials.

| | Check box if any part of the fee is offset as provided by Exchange Act
    Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

     (1)   Amount previously paid: N.A.

     (2)   Form, Schedule or Registration Statement no.: N.A.

     (3)   Filing party: N.A.

     (4)   Date filed: N.A.


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                                   Vancouver, British Columbia
                                   May 22, 1999

Dear Shareholders:

        You are cordially invited to attend the Applied Capital Funding, Inc. Special Meeting of Shareholders to be held on Tuesday, June 1, 1999 at 10:00 a.m. (Pacific daylight time) at the offices of Preston Gates &
Ellis LLP, 701 Fifth Avenue, Suite 5000, Seattle, Washington 98104. Directions to Preston Gates & Ellis LLP are available upon request by calling 206/623-7580.

        The matters to be acted upon are described in the accompanying Notice of Special Meeting and Proxy Statement.

        YOUR VOTE IS VERY IMPORTANT. WHETHER OR NOT YOU PLAN TO ATTEND, IT IS IMPORTANT THAT YOUR SHARES BE REPRESENTED. PLEASE SIGN, DATE, AND MAIL THE ENCLOSED PROXY CARD AS SOON AS POSSIBLE IN THE ENCLOSED POSTAGE PREPAID ENVELOPE IN ORDER TO ENSURE THAT YOUR VOTE IS COUNTED. IF YOU ATTEND THE MEETING, YOU WILL, OF COURSE, HAVE THE RIGHT TO VOTE YOUR SHARES IN PERSON.

                                          Very truly yours,


                                          /s/ Ajmal Khan
                                          PRESIDENT

                            APPLIED CAPITAL FUNDING, INC.
                                   Suite 2000
                              1177 West Hastings Street
                                Vancouver, BC V6E 2K3
                                     Canada

                      NOTICE OF SPECIAL MEETING OF SHAREHOLDERS
                                 May 22, 1999

To the Shareholders:

        The Special Meeting of the Shareholders of Applied Capital Funding, Inc., a Colorado corporation, will be held at the offices of Preston Gates & Ellis LLP, 701 Fifth Avenue, Suite 5000, Seattle, Washington 98104, on Tuesday, June 1, 1999, at 10:00 a.m. (Pacific daylight time) for the following purpose:

1. To amend the Company's Articles of Incorporation to change the name of the Company to "On2.com Inc."

        Only shareholders of record at the close of business on May 10, 1999 will be entitled to notice of, and to vote at, the Special Meeting and any adjournments thereof.

        The Company's Proxy Statement is submitted herewith.

                                     By Order of the Board of Directors

                                     /s/ Peter Lee
                                     SECRETARY

Vancouver, British Columbia
May 22, 1999

                          YOUR VOTE IS IMPORTANT

WHETHER OR NOT YOU PLAN TO ATTEND THE MEETING, YOU ARE URGED TO DATE AND SIGN THE ENCLOSED PROXY CARD AND RETURN IT AS PROMPTLY AS POSSIBLE IN THE ENCLOSED STAMPED AND ADDRESSED ENVELOPE IN ORDER THAT THE PRESENCE OF A QUORUM MAY BE ASSURED. THE GIVING OF SUCH PROXY DOES NOT AFFECT YOUR RIGHT TO REVOKE IT LATER OR VOTE YOUR SHARES IN PERSON IN THE EVENT THAT YOU SHOULD ATTEND THE MEETING.

                        APPLIED CAPITAL FUNDING, INC.
                                 Suite 2000
                          1177 West Hastings Street
                            Vancouver, BC V6E 2K3
                                   Canada

                               PROXY STATEMENT

                      SPECIAL MEETING OF SHAREHOLDERS
                                June 1, 1999

        This Proxy Statement is furnished by the Board of Directors of Applied Capital Funding, Inc., a Colorado corporation (the "Company"), to the holders of Common Stock, no par value per share, of the Company (the "Common Stock") in connection with the solicitation of proxies by the Board of Directors for use at the Special Meeting of Shareholders of the Company (the "Special Meeting"), to be held at 10:00 a.m. (Pacific daylight time) on Tuesday, June 1, 1999, at the offices of Preston Gates & Ellis LLP,
701 Fifth Avenue, Suite 5000, Seattle, Washington 98104, and at any adjournment thereof. Directions to Preston Gates & Ellis LLP are available upon request by calling 206/623-7580.

        A proxy delivered pursuant to this solicitation is revocable at the option of the person giving the same at any time before it is exercised. A proxy may be revoked, prior to its exercise, by executing and delivering a later dated proxy card to the Secretary of the Company prior to the Special Meeting, delivering written notice of revocation of the proxy to the Secretary of the Company prior to the Special Meeting, or attending and voting at the Special Meeting. Attendance at the Special Meeting, in and of itself, will not constitute a revocation of a proxy. Unless previously revoked, the shares represented by the enclosed proxy will be voted in accordance with the shareholder's directions if the proxy is duly executed and returned prior to the Special Meeting.

        The presence in person or by proxy of holders of record of a majority of the total number of votes attributable to all shares of Common Stock outstanding and entitled to vote is required to constitute a quorum for the transaction of business at the Special Meeting. Under Colorado law and the Company's Bylaws, if a quorum is present, abstentions and "broker non-votes" (shares held by a broker or nominee as to which a broker or nominee indicates on the proxy that it does not have the authority, either express or discretionary, to vote on a particular matter) are counted for purposes of determining the presence or absence of a quorum for the transaction of business at the Special Meeting. An abstention from voting and broker non-votes, since they are not affirmative votes, will have the same practical effect as a vote against the respective matters.

        This Proxy Statement and the enclosed proxy card are first being mailed to shareholders on or about May 22, 1999.

        The expense of preparing, printing, and mailing this Proxy Statement and the proxies solicited hereby will be borne by the Company. In addition to the use of the mails, proxies may be solicited by directors, officers, and other employees of the Company, without additional remuneration, in person, or by telephone, telegraph or facsimile transmission. Where appropriate, the Company will request brokerage firms, banks, nominees, custodians, and fiduciaries to forward proxy materials to the beneficial owners of shares of Common Stock as of the record date and will provide reimbursement for the cost of forwarding the proxy materials in accordance with customary practice. Your cooperation in promptly signing and returning the enclosed proxy card will help to avoid additional expense.

        At May 10, 1999, the Company had outstanding 8,000,000 shares of Common Stock, and there were no shares of any other class of stock outstanding. Each share of Common Stock entitles the holder thereof to one vote. Only shareholders of record at the close of business on May 10, 1999, will be entitled to notice of, and to vote at, the Special Meeting.

            SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

        The following table lists, as of May 10, 1999, the security ownership of (i) all executive officers; and (ii) each director of the Company. To the Company's knowledge, there are no persons that beneficially own 5% or more of the Common Stock.

-------------------------------------------------------------------------------
Title of Class  Name of Beneficial    Amount and Nature of     Percent of Class
                Owner                 Beneficial Owner

-------------------------------------------------------------------------------
Common Stock   Jeffrey L. Taylor,     215,000 Shares           2.7%
               Director and
               Vice President

-------------------------------------------------------------------------------



                                CHANGE IN CONTROL

        Since the beginning of the Company's last fiscal year, control of the Company has passed from Mansfield Consultants Limited and is currently dispersed among approximately 405 shareholders. The present shareholders purchased a majority of the outstanding voting securities of the Company in private transactions. No current shareholder owns in excess of 5% of the voting securities of the Company.

                     AMENDMENT OF ARTICLES OF INCORPORATION

        The shareholders are asked to approve an amendment to the Articles of Incorporation to change the name of the Company to On2.com Inc.

                                            APPLIED CAPITAL FUNDING, INC.
                                            By Order of the Board of Directors

                                            /s/ Peter Lee
                                            SECRETARY

Vancouver, British Columbia
May 22, 1999

                                   PROXY

                   FOR SPECIAL MEETING OF THE SHAREHOLDERS

                        APPLIED CAPITAL FUNDING, INC.

           This Proxy Is Solicited On Behalf Of The Board Of Directors

        The undersigned hereby appoints Ajmal Khan and Peter Lee (collectively, the "Proxies"), and each of them, with full power of substitution, as proxies to vote the shares which the undersigned is entitled to vote at the Special Meeting of the Company to be held at the offices of Preston Gates & Ellis LLP, 701 Fifth Avenue, Suite 5000, Seattle, Washington 98104, on Tuesday, June 1, 1999 at 10:00 a.m. and at any adjournments thereof.

|_| FOR  |_| AGAINST  |_| ABSTAIN  Proposal to amend the Company's Articles of
                                 Incorporation to change name to "On2.com Inc."

        This proxy when properly signed will be voted and will be voted in the manner directed herein by the undersigned shareholder. IF NO DIRECTION IS MADE, THIS PROXY WILL BE VOTED FOR THE PROPOSAL.

                                     --------------------------------
                                     Signature

                                     --------------------------------
                                     Signature, if held jointly

                                     Dated: ____________________, 1999

IMPORTANT - PLEASE SIGN AND RETURN PROMPTLY. When shares are held by joint tenants, both should sign. When signing as attorney, executor, administrator, trustee, or guardian, please give full title as such. If a corporation, please sign in full corporate name by President or other authorized officer. If a partnership, please sign in partnership name by an authorized person.

                                     -3-